UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 8, 2004

META Group, Inc.
(Exact name of registrant as specified in its charter)

Delaware	0-27280	06-0971675
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	file number)	Identification No.)

208 Harbor Drive, Stamford, Connecticut	06912-0061
(Address of principal executive office)	(Zip Code)

(203) 973-6700
(Registrant’s telephone number, including area code)

No change since last report
(Former name or address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02               Results of Operations and Financial Condition.

                (a)           On November 8, 2004, META Group, Inc. issued a press release of the financial results for the third quarter ended September 30, 2004.  A copy of the press release is attached as Exhibit 99.1 hereto.

Item 9.01               Financial Statements and Exhibits.

                (c)           Exhibits.

                                99.1         Press Release reporting third quarter 2004 earnings of META Group, Inc., dated November 8, 2004 and furnished pursuant to Item 2.02 of this Report on Form 8-K.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

META Group, Inc.

Date: November 8, 2004	By:	/s/ John W. Riley
Vice President — Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press Release reporting third quarter 2004 earnings of META Group, Inc.